NYLI MacKay Muni Income Opportunities Fund
Portfolio of Investments July 31, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 87.6%
Long-Term Municipal Bonds 87.6%
Alabama 2.1%
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series A
5.25%, due 5/1/55 (a)	$ 1,000,000	$ 1,094,996
California 9.7%
Alameda Corridor Transportation Authority, Revenue Bonds
Series C, Insured: AGM
(zero coupon), due 10/1/52 (b)	1,000,000	567,340
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (a)
Series B-1
5.00%, due 7/1/53	500,000	530,804
Series C
5.25%, due 1/1/54	1,000,000	1,072,364
California Statewide Communities Development Authority, Loma Linda University Medical Center Obligated Group, Revenue Bonds
Series A
5.50%, due 12/1/54	355,000	356,099
City of Stockton Community Facilities District No. 2018-2, Improvement Area 3, Special Tax
5.00%, due 9/1/44	380,000	393,797
5.00%, due 9/1/49	525,000	544,337
5.00%, due 9/1/54	625,000	643,121
Lake Elsinore Unified School District, Community Facilities District No. 2006-2, Area C, Special Tax
4.00%, due 9/1/50	1,000,000	909,876
		5,017,738
Colorado 4.3%
Colorado Bridge & Tunnel Enterprise, Revenue Bonds
Series A, Insured: AGM
5.50%, due 12/1/54	1,000,000	1,131,653
Prairie Center Metropolitan District No. 3, Limited General Obligation
Series B
5.875%, due 12/15/46	1,000,000	1,078,074
		2,209,727
Florida 8.0%
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.75%, due 9/1/54	1,000,000	1,124,000
Highlands County Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series C
5.00%, due 11/15/59 (a)	500,000	553,947
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	500,000	454,048
Saltleaf Community Development District, Series 2024 Assessments, Special Assessment
6.00%, due 5/1/56	1,000,000	1,018,430
West Villages Improvement District, Unit of Development No. 10 Assessment Area One, Special Assessment
5.625%, due 5/1/54	1,000,000	1,006,990
		4,157,415

	Principal Amount	Value
Long-Term Municipal Bonds
Guam 2.0%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 1/1/50	$ 1,000,000	$ 1,032,689
Illinois 7.2%
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series B
7.00%, due 12/1/42 (c)	1,000,000	1,080,444
Chicago Midway International Airport, Revenue Bonds, Senior Lien
Series A, Insured: BAM
5.50%, due 1/1/53 (d)	1,000,000	1,090,138
City of Chicago, Lakeshore East Special Assessment Area, Special Assessment (c)
3.29%, due 12/1/30	325,000	306,532
3.45%, due 12/1/32	275,000	254,208
City of Chicago, Wastewater Transmission, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/39	1,000,000	1,003,058
		3,734,380
Kentucky 2.6%
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	1,315,000	1,334,587
Maine 1.8%
Maine State Housing Authority, Revenue Bonds
Series B-2, Insured: HUD Sector 8
4.625%, due 11/15/48	925,000	928,939
Michigan 1.9%
Kentwood Economic Development Corp., Holland Home Obligated Group, Revenue Bonds
3.00%, due 11/15/25	25,000	24,483
Michigan Finance Authority, Provident Group - HFH Energy LLC, Revenue Bonds
4.375%, due 2/28/54	1,000,000	982,493
		1,006,976
Nevada 3.8%
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	1,000,000	947,081
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/51	1,000,000	1,008,836
		1,955,917

	Principal Amount	Value
Long-Term Municipal Bonds
New Hampshire 1.1%
New Hampshire Business Finance Authority, Sustainable Certificates, Revenue Bonds
Series 2, Class A
3.625%, due 8/20/39	$ 624,376	$ 584,749
New York 9.2%
Metropolitan Transportation Authority, Revenue Bonds
Series A
5.50%, due 11/15/47	1,000,000	1,126,687
New York Liberty Development Corp., Revenue Bonds
Series A
2.50%, due 11/15/36	1,000,000	831,367
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (c)	100,000	100,100
New York Transportation Development Corp., JFK NTO LLC, Revenue Bonds
5.50%, due 6/30/54 (d)	500,000	533,853
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/48	1,250,000	1,111,297
Westchester County Local Development Corp., Obligated Group, Revenue Bonds
Insured: AGM
5.00%, due 11/1/47	1,000,000	1,066,561
		4,769,865
Ohio 1.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series B-2
5.00%, due 6/1/55	750,000	695,595
Oregon 2.1%
Port of Portland, Airport, Revenue Bonds
Series 29
5.50%, due 7/1/53 (d)	1,000,000	1,089,907
Pennsylvania 4.9%
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Senior Lien
Series 1A
4.125%, due 6/1/45 (d)	1,000,000	967,311
Pennsylvania Higher Education Assistance Agency, Revenue Bonds
Series 1C
5.00%, due 6/1/51 (d)	1,000,000	1,004,390
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 145-A
6.00%, due 10/1/54	500,000	546,377
		2,518,078

	Principal Amount	Value
Long-Term Municipal Bonds
Puerto Rico 5.5%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	$ 887,738	$ 544,849
(zero coupon), due 11/1/51	1,119,701	704,012
(zero coupon), due 11/1/51	420,000	124,425
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/46	83,000	76,275
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	756,000	735,210
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	1,805,000	602,628
Series A-2
4.329%, due 7/1/40	35,000	34,812
		2,822,211
Rhode Island 1.9%
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
4.125%, due 12/1/43 (d)	1,000,000	975,860
Tennessee 1.0%
Tennessee Housing Development Agency, Residential Finance Program, Revenue Bonds
Series 3
2.80%, due 7/1/44	625,000	500,190
Texas 6.5%
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	1,000,000	477,021
Lake Houston Redevelopment Authority, City of Houston Reinvestment Zone No. 10, Revenue Bonds
4.00%, due 9/1/35	250,000	241,159
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/40 (d)	1,000,000	987,946
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	500,000	496,549
Series B
5.00%, due 11/15/46	50,000	49,326
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
5.50%, due 12/31/58 (d)	1,000,000	1,089,955
		3,341,956
U.S. Virgin Islands 2.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/39	1,000,000	1,040,815

	Principal Amount	Value
Long-Term Municipal Bonds
Utah 2.0%
City of Salt Lake City, Airport, Revenue Bonds
Series A
5.00%, due 7/1/47 (d)	$ 1,000,000	$ 1,014,681
Virginia 2.0%
Toll Road Investors Partnership II LP
Insured: NATL-RE
7.125%, due 2/15/35 (c)	1,000,000	1,018,508
Wisconsin 4.7%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (c)	1,500,000	1,445,476
Wisconsin Housing & Economic Development Authority Home Ownership, Sustainable Bond, Revenue Bonds
Series B, Insured: GNMA / FNMA / FHLMC
4.25%, due 9/1/44	1,000,000	993,404
		2,438,880
Total Long-Term Municipal Bonds (Cost $44,540,057)		45,284,659
Total Municipal Bonds (Cost $44,540,057)		45,284,659

	Shares
Closed-End Funds 9.5%
Illinois 4.5%
Nuveen AMT-Free Quality Municipal Income Fund	75,000	864,750
Nuveen California Quality Municipal Income Fund	75,000	869,250
Nuveen Quality Municipal Income Fund	52,133	616,212
		2,350,212
Massachusetts 1.2%
BlackRock Municipal Income Fund, Inc.	33,299	411,243
Eaton Vance Municipal Bond Fund	18,716	194,459
		605,702
Multi-State 1.2%
BlackRock MuniHoldings Fund, Inc.	49,632	597,569
New York 2.6%
BlackRock Municipal Income Trust	35,573	363,912
Nuveen AMT-Free Municipal Credit Income Fund	76,616	967,660
		1,331,572
Total Closed-End Funds (Cost $4,720,757)		4,885,055

	Shares	Value
Short-Term Investment 1.4%
Unaffiliated Investment Company 1.4%
BlackRock Liquidity Funds MuniCash, 3.492% (e)	746,631	$ 746,705
Total Short-Term Investment (Cost $746,705)		746,705
Total Investments (Cost $50,007,519)	98.5%	50,916,419
Other Assets, Less Liabilities	1.5	784,982
Net Assets	100.0%	$ 51,701,401

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of July 31, 2024.
(b)	Step coupon—Rate shown was the rate in effect as of July 31, 2024.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Interest on these securities was subject to alternative minimum tax which represented 16.93% of the Fund’s net assets.
(e)	Current yield as of July 31, 2024.
Futures Contracts
As of July 31, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(40)	September 2024	$ (4,599,875)	$ (4,831,250)	$ (231,375)

1.	As of July 31, 2024, cash in the amount of $148,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of July 31, 2024.
Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of July 31, 2024, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 45,284,659	$ —	$ 45,284,659
Closed-End Funds	4,885,055	—	—	4,885,055
Short-Term Investment
Unaffiliated Investment Company	746,705	—	—	746,705
Total Investments in Securities	$ 5,631,760	$ 45,284,659	$ —	$ 50,916,419
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (231,375)	$ —	$ —	$ (231,375)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

NYLI MacKay Muni Income Opportunities Fund
Notes to Portfolios of Investments July 31, 2024 (Unaudited)
Securities Valuation.
Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") of the NYLI MacKay Muni Income Opportunities Fund ("Fund") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of July 31, 2024, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended July 31, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.